UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2010

AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (512) 732-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In connection with presentations to be held on June 9, 2010 and June 10, 2010, American Campus Communities, Inc. (the “Company”) intends to disclose information related to its agreement to purchase 14 student housing properties currently owned in two joint ventures in which the Company currently has a 10% interest, as well as updated leasing information for its wholly-owned properties.  A copy of the presentation is attached hereto as Exhibit 99.1.

Such information is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2010	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

99.1	REITWeek – June 2010 Supplemental Analyst Package